EX.99.906CERT

SECTION 906 CERTIFICATION

Pursuant to 18 U.S.C. § 1350, the undersigned officer of Wells Fargo Funds Trust (the “Trust”), hereby certifies, to the best of her knowledge, that the Trust’s report on Form N-CSR for the period ended May 31, 2003 (the “Report”) fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

Date: July 28, 2003

/s/ KARLA M. RABUSCH
Karla M. Rabusch President Wells Fargo Funds Trust

This certification is being furnished solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Report or as a separate disclosure document.

A signed original of this written statement required by 18 U.S.C. § 1350 has been provided to Wells Fargo Funds Trust and will be retained by Wells Fargo Funds Trust and furnished to the U.S. Securities and Exchange Commission or its staff upon request.

EX.99.906CERT

SECTION 906 CERTIFICATION

Pursuant to 18 U.S.C. § 1350, the undersigned officer of Wells Fargo Funds Trust (the “Trust”), hereby certifies, to the best of her knowledge, that the Trust’s report on Form N-CSR for the period ended May 31, 2003 (the “Report”) fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

Date: July 28, 2003

/s/ STACIE D. DEANGELO
Stacie D. DeAngelo Treasurer Wells Fargo Funds Trust

This certification is being furnished solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Report or as a separate disclosure document.

A signed original of this written statement required by 18 U.S.C. § 1350 has been provided to Wells Fargo Funds Trust and will be retained by Wells Fargo Funds Trust and furnished to the U.S. Securities and Exchange Commission or its staff upon request.